Exhibit 99.1 Joint Notice Of Voluntary Dismissal With Prejudice

IN THE COURT IN AND FOR PINELLAS COUNTY
STATE OF FLORIDA, CIVIL DIVISION

XEROX CORPORATION
Plaintiff,

vs.	Case No. 04-4105-CI-7

BREKEL GROUP, INC.,
F/K/A FIRSTPUBLISH, INC.
Defendant(s).
/

JOINT NOTICE OF VOLUNTARY DISMISSAL WITH PREJUDICE

Plaintiff, XEROX CORPORATION, and Defendant(s), BREKEL GROUP, INC., F/K/A FIRSTPUBLISH, INC., by and through their undersigned attorneys, and hereby give joint notice of dismissal with prejudice of this matter with each party bearing its own costs and attorneys fees

KASS, SHULER, SOLOMON, SPECTOR
FOYLE & SINGER, P.A.
P.O. Box 800\Tampa, FL 33601
(813) 229-0900\EXTENSION 1338
Telecopier (813) 229-3323
Attorneys for Plaintiff
Thomas K. Sciarrino, Jr.-478237-
DATED: April 24, 2006

David S. Oliver, Esquire
450 S Orange Ave Ste 650
Orlando, FL 32802
407/418-2384
Telecopier 407/841-1295
Attorneys for Defendant(s)
DATED: April 24, 2006